Exhibit 99.1

News Release

For Immediate Release	CONTACT:
Charles A. Rowland, Jr.
(610) 558-9800

ENDO PHARMACEUTICALS PROVIDES UPDATES ON FROVA® AND

CHRONOGESIC® CLINICAL DEVELOPMENT PROGRAMS

CHADDS FORD, PA, April 7, 2008 – Endo Pharmaceuticals Inc., a market leader in pain management and a wholly owned subsidiary of Endo Pharmaceuticals Holdings Inc. (NASDAQ: ENDP), today announced that it has notified the U.S. Food and Drug Administration (FDA) of the withdrawal of the supplemental new drug application (sNDA) without prejudice to refiling as afforded under 21 CFR 314.65 for FROVA® (frovatriptan succinate) 2.5 mg tablets. This sNDA was for the additional indication of FROVA for the short-term (six days per month) prevention of menstrual migraine. Endo is continuing to evaluate development opportunities for FROVA for this indication and other, related indications. FROVA is already approved and marketed for the acute treatment of migraine with or without aura in adults where a clear diagnosis of migraine has been established.

“The decision to withdraw the unapproved supplemental application was complex; however, after a lengthy and detailed evaluation of the points raised in the FDA ‘not approvable’ letter, we have determined the withdrawal to be the appropriate course of action at this time,” said Dave Holveck, Endo President and Chief Executive Officer. “We appreciate the guidance from the FDA during the development program and its comprehensive review of the supplemental application.”

In other matters, Endo announced that it intends to return the rights to CHRONOGESIC®, which it had licensed from DURECT Corporation for the U.S. and Canada. CHRONOGESIC is a sufentanil-containing implantable device intended for the treatment of moderate-to-severe chronic pain. Under the current terms of this license agreement, Endo is not responsible for any development costs for CHRONOGESIC prior to May 1, 2008 so long as written notification of termination of the agreement is provided to DURECT by April 30, 2008. This return of CHRONOGESIC rights has no effect on DURECT and Endo’s collaboration with respect to the sufentanil transdermal patch (TRANSDUR™-Sufentanil) licensed by Endo from DURECT for the U.S. and Canada.

Finally, Endo reiterated earlier announcements that it has withdrawn any guidance as to the potential NDA filing dates of its phase III development projects, the ketoprofen patch and RAPINYL®. The company will not provide guidance on these or its other pipeline projects until the previously announced in-depth review of its R&D pipeline is complete.

Important Information about FROVA

FROVA is indicated for the acute treatment of migraine attacks with or without aura in adults. FROVA is not intended for the prophylactic therapy of migraine or for use in the management of hemiplegic or basilar migraine. The safety and effectiveness of FROVA have not been established for cluster headache, which is present in an older, predominantly male population.

FROVA should only be used when a clear diagnosis of migraine has been established.

As with other drugs in this class, FROVA should not be given to patients with ischemic heart disease (e.g., angina pectoris, history of myocardial infarction, or documented silent ischemia), or to patients who have symptoms or findings consistent with ischemic heart disease, coronary artery vasospasm, including Prinzmetal’s variant angina or other significant underlying cardiovascular disease.

FROVA should not be given to patients with cerebrovascular syndromes including (but not limited to) strokes of any type, as well as transient ischemic attacks.

FROVA should not be given to patients with peripheral vascular disease including (but not limited to) ischemic bowel disease.

FROVA should not be given to patients with uncontrolled hypertension.

It is strongly recommended that FROVA not be given to patients in whom unrecognized coronary artery disease (CAD) is predicted by the presence of risk factors unless a cardiovascular evaluation provides satisfactory clinical evidence that the patient is reasonably free of coronary artery and ischemic myocardial disease or other significant underlying cardiovascular disease.

It is strongly recommended that patients who are intermittent long-term users of 5-HT1 agonists, including FROVA, and who have or acquire risk factors predictive of CAD, undergo periodic cardiovascular evaluation as they continue to use FROVA.

The development of a potentially life-threatening serotonin syndrome may occur with triptans, including FROVA treatment, particularly during combined use with selective serotonin reuptake inhibitors (SSRIs) or serotonin norepinephrine reuptake inhibitors (SNRIs). If concomitant treatment with FROVA and an SSRI (e.g., fluoxetine, paroxetine, sertraline, fluvoxamine, citalopram, escitalopram) or SNRI (e.g., venlafaxine, duloxetine) is clinically warranted, careful observation of the patient is advised, particularly during treatment initiation and dose increases.

The most common side effects associated with the use of FROVA are dizziness, fatigue, paresthesia, flushing, headache, dry mouth, hot or cold sensation, skeletal pain, chest pain, and dyspepsia.

About Endo

Endo Pharmaceuticals Holdings Inc. is a specialty pharmaceutical company with market leadership in pain management. Through its wholly owned Endo Pharmaceuticals Inc. subsidiary, the company is engaged in the research, development, sale and marketing of branded and generic prescription pharmaceuticals used primarily to treat and manage pain. More information, including this and past press releases of Endo Pharmaceuticals Holdings Inc., is available at www.endo.com.

Forward-Looking Statements

This press release contains information that includes or is based on “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the

Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements, including estimates of future net sales, future expenses, future net income and future earnings per share, are subject to risks and uncertainties. Forward-looking statements include the information concerning the company’s possible or assumed results of operations. Also, statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may” or similar expressions are forward-looking statements. Endo has based these forward-looking statements on its current expectations and projections about the growth of its business, its financial performance and the development of its industry. Because these statements reflect Endo’s current views concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors could affect Endo’s future financial results and could cause its actual results to differ materially from those expressed in forward-looking statements contained in this press release. Important factors that could cause its actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, but are not limited to: its ability to successfully develop, commercialize and market new products; timing and results of pre-clinical or clinical trials on new products; its ability to obtain regulatory approval of any of its pipeline products; competition for the business of its branded and generic products, and in connection with its acquisition of rights to intellectual property assets; market acceptance of its future products; government regulation of the pharmaceutical industry; its dependence on a small number of products; its dependence on outside manufacturers for the manufacture of its products; its dependence on third parties to supply raw materials and to provide services for certain core aspects of its business; new regulatory action or lawsuits relating to its use of narcotics in most of its core products; its exposure to product liability claims and product recalls and the possibility that the company may not be able to adequately insure itself; its ability to protect its proprietary technology; the successful efforts of manufacturers of branded pharmaceuticals to use litigation and legislative and regulatory efforts to limit the use of generics and certain other products; its ability to successfully implement its acquisition and in-licensing strategy; regulatory or other limits on the availability of controlled substances that constitute the active ingredients of some of its products and products in development; the availability of third-party reimbursement for its products; the outcome of any pending or future litigation or claims by the government; its dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; significant litigation expenses to defend or assert patent infringement claims; any interruption or failure by its suppliers, distributors and collaboration partners to meet their obligations pursuant to various agreements with Endo; a determination by a regulatory agency that Endo is engaging in inappropriate sales or marketing activities, including promoting the “off-label” use of its products; existing suppliers become unavailable or lose their regulatory status as an approved source, causing an inability to obtain required components, raw materials or products on a timely basis or at commercially reasonable prices; the loss of branded product exclusivity periods and related intellectual property; and its exposure to securities that are subject to market risk.

The company does not undertake any obligation to update its forward-looking statements after the date of this Report for any reason, even if new information becomes available or other events occur in the future. You are advised, however, to consult any further disclosures we make on related subjects in our 10-K, 10-Q and 8-K reports to the Securities and Exchange Commission (or SEC). Also note that Endo provides the preceding cautionary discussion of risks, uncertainties and possibly inaccurate assumptions relevant to its business. These are factors that, individually or in the aggregate, the company believes could cause its actual results to differ materially from expected and historical results. Endo notes these factors for investors as permitted by the Private Securities Litigation Reform Act of 1995. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider the preceding to be a complete discussion of all potential risks or uncertainties.

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